DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP Smid Cap Core Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP Limited-Term Diversified Income Series
Delaware VIP REIT Series
Delaware VIP Small Cap Value Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series
(each, a "Series")

Supplement to the Series' Statement of Additional Information
 dated April 30, 2018

Effective the date of this supplement, the following information replaces the second paragraph of the section in the Series' Statement of Additional Information entitled "Organization and Classification":

The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies") and other pooled vehicles whose shareholders are limited to insurance companies' investment accounts. The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from their contract owners.

Please keep this Supplement for future reference.

This Supplement is dated November 30, 2018.